HIGHLIGHTED

                           TRC ACQUISITION CORPORATION
                         1996 EMPLOYEE STOCK OPTION PLAN

                                Table of Contents
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1.    Purpose............................................................1

2.    Administration.....................................................1

3.    Eligibility........................................................2

4.    Shares.............................................................2

5.    Incentive Stock Options............................................3

6.    Nonqualified Stock Options.........................................3

7.    Terms and Conditions of Options....................................3

8.    Agreement by Optionee Regarding Withholding Taxes..................8

9.    Term of Plan.......................................................8

10.   Definitions........................................................8

11.   Amendment and Termination of the Plan..............................9

12.   Approval of Stockholders...........................................9

13.   Effect of Headings.................................................9

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                           TRC ACQUISITION CORPORATION

                         1996 EMPLOYEE STOCK OPTION PLAN
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     1.  Purpose.  This 1996  Stock  Option  Plan (the  "Plan") is  intended  to encourage stock ownership by employees of TRC Acquisition Corporation, a Georgia corporation (the "Corporation"), its divisions and Subsidiary Corporations, so that they may acquire or increase their proprietary interest in the Corporation, and to encourage such employees to remain in the employ of the Corporation and to put forth maximum efforts for the success of the business. It is further intended that options granted by the Committee (as defined in Section 2 below) pursuant to Section 5 thereof shall constitute :incentive stock options" ("Incentive Stock Options") within the meaning of IRC section 422A, as thereafter amended, and the Regulations issued thereunder (the "Code"), and options granted by the Committee pursuant to Section 6 hereof shall constitute "nonqualified stock options" ("Nonqualified Stock Options"); the Nonqualified Stock Options together with Incentive Stock Options, being referred herein as the " options".

     2. Administration. The Plan shall be administered by the Stock Option and Compensation Committee (the "Committee"), consisting of not less than three members of the Board of Directors of the Corporation (the "Board"), none of whom are then under consideration for participation in the Plan or any other plan of the Corporation or any of its affiliates entitling the participants therein to acquire stock, stock options or stock appreciation rights of the Corporation or any of its affiliates. Initially, the Committee shall consist of the Chairman, and Directors Bolton and Walker.

          2.1. Delegation of Authority. The Committee further delegates to the Chairman authority to grant options pursuant to this Plan to any person who is not immediately prior to such grant a direct or indirect shareholder of the Corporation or an officer or director of the Corporation provided further that each such grant pursuant to this delegation may not exceed 10% of the initial number of the shares authorized for option grants as described in Section 4. hereof and provided further that the terms of such grant shall provided for level annually graded vesting over a period of not less than 3 years from the date of the grant and are not otherwise contrary to terms to the Plan.

          2.2. Authority. The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan subject to allowable terms as set forth in
Section 4. of the Plan. Such authority shall include, without limitation, the authority to grant options; to determine which Options shall constitute Incentive Stock Options and which Options shall constitute Nonqualified Stock options; to determine the purchase price of the shares of Common Stock covered

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by each option (the "Option  Price");  to determine the persons to whom, and the time or times at which, Options shall be granted; to determine the number of shares of Common Stock to be covered by each Option; to interpret the Plan; to prescribe, amend and rescind rules and Regulations relating to the Plan; to determine the terms and provisions of the Option Agreements (which need not be identical) evidencing Options granted under the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any delegate may employ one or more persons to render advise with respect to any responsibility the Committee or such person may have under the Plan

          2.3. Rules. The Board shall fill all vacancies, however caused, in the Committee. The Board may from time to time appoint additional members to the Committee, and may at any time remove one or more Committee members and substitute others. One member of the Committee shall be selected as chairman by the Board. The Committee shall hold its meeting at such times and places as it shall deem advisable. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.

          2.4. Liability. No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option.

     3. Eligibility. Options may be granted to employees (including, without limitation, officers and directors who are employees) of the Corporation or its present or future divisions and Subsidiary Corporations. In determining the persons to whom Options shall be granted and the number of shares to be covered by each Option, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Corporation and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan. A person to whom an Option has been granted is sometimes referred to herein as an "Optionee." An Optionee shall be eligible to receive more than one Option during the term of the Plan, but only on the terms and subject to the restrictions hereinafter set forth.

     4. Shares. The shares subject to Options hereunder shall be shares of the Corporation's Common Stock (the "Common Stock"). Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or that may be reacquired by the Corporation. The aggregate number of shares of Common Stock as to which Options may be granted from time to time under the Plan shall not exceed:

          (a) Seven Hundred Thousand (700,000) shares of Common Stock at an exercise price of Eight Dollars and Seventy-Five Cents ($8.75) per share; plus

          (b) Three Hundred Thousand (300,000) shares at an exercise price of No Dollars and One Cent ($.01) per share.

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The  limitation  established  by the  preceding  sentence  shall be  subject  to adjustment as provided in Section 7.9 hereof. If any outstanding Option expires or is terminated without having been exercised in full, the shares of Common Stock allocable to the unexercised portion of such Option shall (unless the Plan shall have been terminated) become available for subsequent grants of Options.

          4.1. Restrictions on Shares. All shares issued pursuant to this Plan shall be subject to certain provisions of the Shareholders Agreement dated October 15, 1996 pertaining to the Common Stock of the Corporation, specifically Sections 1-3, 7-14, 16-17 and 19-24. All option agreements made pursuant to this Plan and shares issued pursuant to such options shall include a legend or notice to identify the applicability of restrictions imposed by the said Shareholders Agreement and by applicable securities laws. Restrictions and rights provided by the Shareholders Agreement shall control any conflicting or ambiguous provisions of options granted pursuant to this Plan.

     5. Incentive Stock Options. Options granted pursuant to Section 5 are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 7 hereof.

          5.1. Value of Shares. The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Common Stock with respect to which Options granted under this Plan and all other option plans of the Corporation and any Subsidiary Corporation become exercisable for the first time by an Optionee during any calendar year shall not exceed $100,000.00.

          5.2. Ten Percent Stockholder. In the case of an Incentive Stock Option granted to a 10% Stockholder, (a) the Option Price shall not be less than 110% of the Fair Market Value of the shares of Common Stock of the Corporation on the date of grant of such Incentive Stock Option, and (b) the exercise period shall not exceed 5 years from the date of grant of such Incentive Stock Option.

     6. Nonqualified Stock Options. Options granted pursuant to this Section 6 are intended to constitute Nonqualified Stock Options and shall be subject only to the general terms and conditions specified in Section 7 hereof.

     7. Terms and Conditions of Options. Each Option shall be evidenced by a written Option Agreement between the Corporation and the Optionee, which agreement shall comply with and be subject to the following terms and conditions:

          7.1. Number of Shares. Each Option Agreement shall state the number of shares of Common Stock to which the Option relates.

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          7.2. Type of Option. Each Option Agreement shall specifically identify the portion, if any, of the Option which constitutes an Incentive Stock Option and the portion, if any, and such option shall otherwise constitute a Nonqualified Stock Option.

          7.3. Option Price. Each Option Agreement shall state the Option Price. In the case of Incentive Stock Options, the Option Price shall be not less than 100% of the Fair Market Value of the shares of Common Stock of the Corporation on the date of grant of the Option. The Option Price shall be subject to adjustment as provided in Section 7.9 hereof. The date on which the Committee adopts a resolution expressly granted an Option shall be considered the day on which such Option is granted.

          7.4. Medium and Time of Payment. The Option Price shall be paid in full, at the time of exercise, in cash or in shares of Common Stock having a Fair Market Value equal to such Option Price or in a combination of cash and such shares, and may be effected in whole or in part (a) with monies received from the Corporation at the time of exercise as a compensatory cash payment, or
(b) with monies borrowed from the Corporation pursuant to repayment terms and conditions as shall be determined from time to time by the Committee, in its discretion, separately with respect to each exercise of Options and each Optionee; provided, however, that each such method and time for payment and each such borrowing and terms and conditions of repayment shall be permitted by and be in compliance with applicable law, and provided, further, if the Option Price is paid the monies borrowed from the Corporation, such fact shall be noted conspicuously on the certificate evidencing such shares in accordance with applicable law.

          7.5. Term and Exercise of Options. Options shall be exercisable over the exercise period as and at the times and upon the conditions that the Committee may determine, as reflected in the Option Agreement; provided, however, that the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period shall be determined by the Committee for all Options; provided, however, that such exercise period shall not exceed 10 years from the date of grant of such Option. The exercise period shall be subject to earlier termination as provided in Sections 7.6 and 7.7 hereof. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Committee; provided, however, that an Option may not be exercised at any one time as to fewer than 100 shares (or such number of shares as to which the Option is then exercisable if such number of shares is less than 100).

          7.6.  Termination.  Except  as  provided  in  Section  7.5 and in this
Section 7.6 hereof, an Option may not be exercised unless the Optionee is then in the employ of the Corporation or a division or Subsidiary Corporation (or a corporation issuing or assuming the Option in a transaction to which IRC section 425(a) applies), and unless the Optionee has remained continuously so employed since the date of grant of the Option. If the employment of an Optionee shall terminate (other than by reason of death, disability or retirement), all Options

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of such  Optionee  that are  exercisable  at the time of such  termination  may, unless earlier terminated in accordance with their terms, be exercised within three months after such termination; provided, however, that if the employment of an Optionee shall terminate for cause, all Options granted to such Optionee shall, to the extent not theretofore exercised, terminate forthwith. Nothing in the Plan or in any Option shall confer upon an individual any right to continue in the employ of the Corporation or any of its divisions or Subsidiary Corporations or interfere in any way with the right of the Corporation or any such division or Subsidiary Corporation to terminate such employment.

          7.7. Death, Disability or Retirement. If an Optionee shall die while employed by the Corporation, or a Subsidiary Corporation thereof, or within three months after the termination of such Optionee's employment, other than for cause, or if the Optionee's employment shall terminate by reason of disability or retirement, all Options theretofore granted to such Optionee (to the extent otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Optionee or by the Optionee's estate or by a person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of the death or disability of the Optionee, at any time within one year after the date of death, disability or retirement of the Optionee.

          7.8. Nontransferability of Options. Options granted under the Plan shall not be transferable otherwise than (a) by will; (b) by the laws of descent and distribution; or (c) to a revocable inter vivos trust for the primary benefit of the Optionee and his or her spouse. Options may be exercised, during the lifetime of the Optionee, only by the Optionee, his or her guardian, legal representative or the Trustee of an above described trust.

          7.9. Effect of Certain Corporate Changes.

               (1) If there is any change in the number of shares of Common Stock through the declaration of stock dividends, or through recapitalization resulting in stock splits, or combinations or exchanges of such shares, the number of shares of Common Stock available for Options, the number of such shares covered by outstanding Options and the price per share of such Options shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

               (2) In the event of the proposed dissolution or liquidation of the Corporation, in the event of any corporate separation or division, including, but not limited to, split-up, split-off or spin-off, or in the event of a merger or consolidation of the Corporation with another corporation, the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option (at its then Option Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, or corporate separation

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          or division,  or merger or  consolidation by a holder of the number of shares of Common Stock for which such Option might have been exercised immediately prior to such dissolution, liquidation, or corporate separation or division, or merger or consolidation; or the Committee may provide, in the alternative, that each Option granted under the Plan shall terminate as of the date to be fixed by the Committee; provided, however, that not less than 30-days' written notice of the date so fixed shall be given to each Optionee, who shall have the right, during the period of 30 days preceding such termination, to exercise the Options as to all or any part of the shares of Common Stock covered thereby, including shares as to which such Options would not otherwise be exercisable; provided, further, that failure to provide such notice shall not invalidate or affect the action with respect to which such notice was required.

               (3) If while unexercised Options remain outstanding under the Plan, the stockholders of the Corporation approve a definitive agreement to merge or consolidate the Corporation with or into another corporation or to sell or otherwise dispose of all or substantially all of its assets, or adopt a plan of liquidation (each, "Disposition Transaction"), then the Committee may (a) make an appropriate adjustment to the number and class of shares available for options, and to the amount and kind of shares or other securities or property (including cash) receivable upon exercise of any outstanding options after the effective date of such transaction, and the price thereof, or, in lieu of such adjustment, provide for the cancellation of all options outstanding at or prior to the effective date of such transaction; (b) provide that exercisability of all Options shall be accelerated, whether or not otherwise exercisable, or (c) in its discretion, permit Optionees to surrender outstanding options for cancellation; provided, however, that if the stockholders approve such Disposition Transaction within five years of the date of adoption of this Plan and before the Corporation is taken public, the Committee shall provide for the alternative in (b) above. Upon any cancellation of an outstanding Option pursuant to this Section, the Optionee shall be entitled to receive, in exchange therefor, a cash payment under any such Option in an amount per share determined by the Committee in its sole discretion, but not less than the difference between the per share exercise price of such Option and the Fair Market Value of a share of the Corporation Common Stock on such date as the Committee shall determine.

               (4) Paragraphs (2) and (3) of this Section 7.9 shall not apply to a merger or consolidation in which the Corporation is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation or merger of another corporation into the Corporation in which the Corporation is the surviving corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common

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          Stock  (other than a change in par value,  or from par value to no par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect parent of the Corporation), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Common stock for which such Option might have been exercised.

               (5) In the event of a change in the Common Stock of the Corporation as presently constituted which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

               (6) To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive, provided that each Incentive Stock Option granted pursuant to this Plan shall not be adjusted in a manner that causes such option to fail to continue to qualify as an Incentive Stock Option within the meaning of IRC section 422A.

               (7) Except as hereinbefore expressly provided in this Section 7.9, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock or any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation; and any issue by the Corporation of shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business, structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

          7.10. Rights of a Shareholder. An Optionee or a transferee of an Option shall have no rights as a shareholder with respect to any shares covered by the Option until the date of the issuance of a certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 7.9 hereof.

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          7.11. Other  Provisions.  The Option  Agreements  authorized under the
Plan shall contain such other provisions, including, without limitation, (a) the imposition of restrictions upon the exercise of an option; (b) in the case of an Incentive Stock Option, the inclusion of any condition not inconsistent with such Option qualifying as an Incentive Stock Option; and (c) conditions relating to compliance with applicable federal and state securities laws, as the Committee shall deem advisable.

     8. Agreement by Optionee Regarding Withholding Taxes. If the Committee shall so require, as a condition of the exercise, each Optionee shall agree that
(a) no later than the date of exercise of any Option, the Optionee will pay to the Corporation or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the exercise of such Options, and (b) the Corporation shall, to the extent permitted or required by law, have the right to deduct federal, state and local taxes of any kind required by law to the withheld upon the exercise of such Option from any payment of any kind otherwise due to the Optionee.

     9. Term of Plan. Options may be granted pursuant to the Plan from time to time within a period of 10 years from the date the plan is adopted by the Board, or the date the Plan is approved by the stockholders of the Corporation, whichever is earlier.

     10. Definitions. As used in this Plan, the following words and phrases shall have the meaning indicated:

          (a) "Disability" shall mean an Optionee's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than one year.

          (b) "Fair Market  Value" per share as of a particular  date shall mean
(i) the closing sales price per share of Common Stock on a national securities exchange for the last preceding date on which there was a sale of such Common Stock on such exchange; or (ii) if the shares of Common Stock are then traded on an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market; or
(iii) in case no reported sale takes place, the average of the closing bid and asked prices on the National Association of Securities Dealers' Automated
Quotations System ("NASDAQ") or any comparable system, or if the shares of Common stock are not listed on NASDAQ or comparable system, the closing sale price or, in case no reported sale takes place, the average of the closing bid and asked prices, as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Corporation for that purpose; or (iv) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee in its discretion may determine.

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          (c) "Parent  Corporation"  shall mean any corporation  (other than the
Corporation) in an unbroken chain of corporations ending with the employer corporation if, at the time of granting an Option, each of the corporations other than the employer corporation owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          (d) "Subsidiary Corporation" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the employer corporation if, at the time of granting an option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          (e) "Ten Percent Stockholder" shall mean an optionee who, at the time an Incentive Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or of its Parent or Subsidiary Corporations.

     11. Amendment and Termination of the Plan. The Board at any time and from time to time may suspend, terminate, modify or amend the Plan; provided, however, that any amendment that would materially increase the aggregate number of shares of Common Stock as to which Options may be granted under the Plan or materially increase the benefits accruing to participants under the Plan or materially modify the requirements as to eligibility for participation in the Plan shall be subject to the approval of the holders of a majority of the Common Stock issued and outstanding, except that any such increase or modification that may result from adjustments authorized by Section 7.9 hereof shall not require such approval. Except as provided in Section 7 hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any Option previously granted, unless the written consent of the Optionee is obtained.

     12. Approval of Stockholders. The plan shall take effect upon its adoption by the Board of Directors but shall be subject to the approval of the holders of a majority of the issued and outstanding shares of Common Stock of the Corporation, which approval must occur within 12 months after the date the Plan is adopted by the Board.

     13. Effect of Headings. The section and subsection headings contained herein are for convenience only and shall not affect the construction hereof.


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


Approved by the Board of Directors on

Approved by the Shareholders on


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Secretary



Approved by Sirrom Capital Corporation on


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Title


Approved by the Shareholders on


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Secretary


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